UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2023 (October 13, 2022)

THE HEALING COMPANY INC.
(Exact name of registrant as specified in its charter)

Nevada	333-152805	26-2862618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11th Floor, Ten Grand Street, Brooklyn, New York	11249
(Address of principal executive offices)	(Zip Code)

+1 866-241-0670

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Acquisition

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 18, 2022, effective October 13, 2022 (the “Form 8-K”), and Amendment No. 1 to the Form 8-K as filed with the Securities and Exchange Commission on March 3, 2023, The Healing Company Inc., a Nevada corporation (the “Company”), and HLCO Borrower LLC, a Delaware limited liability company (together being referred to as the “Buyer”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Your Super, Inc., a Delaware corporation (the “Seller”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of the stockholders of the Seller, pursuant to which the Buyer agreed to acquire (the “Acquisition”) substantially all of the Seller’s right, title and interest in and to all of the assets, properties, rights, interests, claims and goodwill of the Seller, tangible and intangible, of every kind and description, including all of the capital stock of the subsidiaries of the Seller. The Seller was engaged in the business of manufacturing and marketing non-GMO and certified organic superfoods.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 13, 2022, the Company closed the Acquisition as described above in Item 1.01 and the assets of the Seller, including Your Superfoods, B.V., a Netherlands corporation and its subsidiaries, Your Superfoods GmbH, a German corporation, and Your Superfoods, Inc., a Delaware corporation, became wholly owned subsidiaries of the Company.

In compliance with the requirements of Items 8.04 and 8.05 of Regulation S-X, we are herewith filing the unaudited condensed, consolidated proforma financial statements of the Company and acquired assets of the Seller as of the three months ended September 30, 2022 and the fiscal year ended June 30, 2022 and the unaudited condensed consolidated financial statements of Your Super Inc. for the nine months ended September 30, 2022.  Audited consolidated financial statements of Your Super Inc. for the fiscal years ended December 31, 2021 and 2020 can be found in Amendment No. 1 on Form 8-K/A as filed with the Securities and Exchange Commission on March 3, 2023.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1	Unaudited condensed consolidated Financial Statements of Your Super Inc. and subsidiaries for the nine months ended September 30, 2022;

99.2	Proforma combined consolidated Financial Statements of the Company and acquired assets of Your Super Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HEALING COMPANY INC.

Date: March 9, 2023	/s/ Simon Belsham
Simon Belsham
Chief Executive Officer

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